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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 240 and Florida Trust 91

  We consent to the use of our report dated February 29, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP

                                             KPMG LLP

New York, New York
February 29, 2000